UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc.,

            55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Semi-Annual Report (Unaudited)

BlackRock Pacific Fund, Inc.

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	9.49%	5.45%
US small cap equities (Russell 2000® Index)	8.53	(2.08)
International equities (MSCI Europe, Australasia, Far East Index)	2.96	(13.83)
Emerging market equities (MSCI Emerging Markets Index)	3.93	(15.95)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.05
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.44	17.36
US investment grade bonds (Barclays US Aggregate Bond Index)	2.37	7.47
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.14	10.16
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.23	7.21
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, Including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2012, the Fund outperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•

The Fund’s exposure to Chinese, Japanese and Australian stocks drove positive returns during the period. From a sector perspective, financials and industrials were strong performers. Relative to the benchmark index, stock selection in Japan, Hong Kong and China contributed to the Fund’s outperformance, as did an overweight to the Philippines. Stock selection in the consumer staples and industrials sectors also had a positive impact.

•

Conversely, the Fund’s holdings in Malaysia, Indonesia and India had a negative impact on Fund returns. Relative to the benchmark index, stock selection in Australia and South Korea detracted from performance, as did an underweight allocation to India. Stock selection in the information technology (“IT”) sector also dragged on returns.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced exposure to Australia and China, while adding exposure to Japan. Additionally, the Fund initiated an allocation to the Philippines, which the Fund continued to increase over the period and became an overweight relative to the benchmark index. On a sector basis, the Fund reduced its overweight to financials and decreased its smaller allocations to energy and health care, while increasing exposure to industrials and materials.

Describe portfolio positioning at period end.

•

At period end, the Fund’s largest geographic exposure was to Japan, although the Fund remained underweight relative to the MSCI All Country Asia Pacific Index. The Fund’s largest overweights were in China and the Philippines, while the most significant underweights included India, Korea and Taiwan. On a sector basis, the Fund’s largest allocation and overweight relative to the benchmark was financials, followed by IT. The Fund was underweight in consumer staples and energy and held no exposure to utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
BHP Billiton Plc.	4%
Toyota Motor Corp.	4
Samsung Electronics Co., Ltd.	3
Australia & New Zealand Banking Group Ltd.	3
Mitsubishi UFJ Financial Group, Inc.	3
National Australia Bank Ltd.	3
Sumitomo Mitsui Financial Group, Inc.	2
Hitachi Ltd.	2
Canon, Inc.	2
Galaxy Entertainment Group Ltd.	2

Geographic Allocations	Percent of Long-Term Investments
Japan	36%
Hong Kong	13
China	12
Australia	12
South Korea	8
Taiwan	5
Philippines	4
United Kingdom	4
Indonesia	2
Other[1]	4

[1]	Other includes a 1% or less investment in each of the following countries: Thailand, Singapore, Malaysia and India.

4	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.58%	(13.57)%	N/A	(2.70)%	N/A	6.55%	N/A
Investor A	7.51	(13.75)	(18.28)%	(2.93)	(3.97)%	6.30	5.73%
Investor B	6.99	(14.52)	(18.13)	(3.73)	(3.96)	5.62	5.62
Investor C	7.12	(14.42)	(15.22)	(3.68)	(3.68)	5.48	5.48
Class R	7.19	(14.28)	N/A	(3.49)	N/A	6.00	N/A
MSCI All Country Asia Pacific Index	4.46	(10.69)	N/A	(2.87)	N/A	6.83	N/A
Composite Index[5]	4.24	(8.15)	N/A	(3.58)	N/A	5.76	N/A
MSCI Australia	3.53	(11.11)	N/A	0.08	N/A	13.70	N/A
MSCI Hong Kong	7.88	(8.16)	N/A	2.98	N/A	9.99	N/A
MSCI India	8.60	(25.44)	N/A	(2.58)	N/A	17.32	N/A
MSCI Japan	3.23	(7.07)	N/A	(6.37)	N/A	2.63	N/A
MSCI Singapore	14.78	(7.07)	N/A	2.12	N/A	12.88	N/A
MSCI South Korea	5.50	(14.24)	N/A	(0.09)	N/A	12.13	N/A
MSCI Taiwan	3.64	(15.71)	N/A	(1.20)	N/A	5.15	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[5]

The unmanaged Composite Index, a customized index used to measure the Fund’s relative performance, is comprised as follows: 68% MSCI Japan, 10% MSCI Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.

N/A – Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders, or for purchase by certain qualified employee benefit plans.

•	Investor C Shares are subject to a 1% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to January 3, 2003, the commencement of operations of Class R Shares, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,076.50	$4.75	$1000.00	$1,020.26	$4.62	0.92%
Investor A	$1,000.00	$1,075.80	$6.09	$1,000.00	$1,018.98	$5.92	1.18%
Investor B	$1,000.00	$1,070.70	$10.76	$1,000.00	$1,014.48	$10.47	2.09%
Investor C	$1,000.00	$1,072.00	$10.20	$1,000.00	$1,015.03	$9.92	1.98%
Class R	$1,000.00	$1,072.70	$8.92	$1,000.00	$1,016.28	$8.67	1.73%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	7

Schedule of Investments June 30, 2012 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 11.2%
Australia & New Zealand Banking Group Ltd.	331,101	$7,542,512
Lend Lease Group	385,766	2,868,973
National Australia Bank Ltd.	282,503	6,881,088
Newcrest Mining Ltd.	199,213	4,635,901
Rio Tinto Ltd.	57,527	3,377,231
Suncorp Group Ltd.	394,648	3,297,704
Telstra Corp. Ltd.	926,924	3,512,037

		32,115,446
China — 11.5%
Agricultural Bank of China Ltd., Class H	5,693,000	2,305,747
Angang New Steel Co. Ltd., Class H (a)(b)	3,976,000	2,203,489
China CITIC Bank Corp, Class H	2,844,000	1,470,108
China Communications Construction Co. Ltd., Class H	2,765,000	2,454,426
China Pacific Insurance Group Co. Ltd., Class H	838,600	2,736,669
Dongfeng Motor Group Co. Ltd., Class H	2,313,385	3,615,947
Haitong Securities Co., Ltd., Class H (a)	1,384,000	1,923,127
Industrial and Commercial Bank of China Ltd., Class H	7,070,560	3,963,674
Jiangxi Copper Co. Ltd., Class H	938,000	2,088,522
Shanghai Electric Group Co. Ltd., Class H	4,210,000	1,724,376
Shimao Property Holdings Ltd. (b)	2,332,000	3,614,511
WuXi PharmaTech Cayman, Inc. — ADR (a)	355,733	5,022,950

		33,123,546
Hong Kong — 12.5%
AviChina Industry & Technology Co., Ltd., Class H (b)	4,920,000	1,637,870
China Oilfield Services Ltd., Class H	1,304,000	1,893,578
China Overseas Land & Investment Ltd.	1,444,000	3,400,648
Galaxy Entertainment Group Ltd. (a)(b)	2,126,000	5,348,721
HKT Trust and HKT Ltd.	4,202,000	3,298,661
Huabao International Holdings Ltd. (b)	7,915,000	3,936,664
Hutchison Whampoa Ltd.	379,000	3,287,408
Poly Hong Kong Investments Ltd. (a)(b)	5,529,000	3,013,233
SJM Holdings Ltd.	970,000	1,817,558
Wharf Holdings Ltd.	717,400	3,989,430
Zhuzhou CSR Times Electric Co. Ltd., Class H	1,568,000	4,307,047

		35,930,818
India — 1.0%
Housing Development Finance Corp.	249,648	2,943,886
Indonesia — 1.5%
Alam Sutera Realty Tbk PT	39,845,500	2,094,611
Summarecon Agung Tbk PT	13,209,500	2,296,004

		4,390,615
Japan — 34.0%
Bridgestone Corp.	187,200	4,298,878
Canon, Inc.	134,900	5,383,929
Daikin Industries Ltd.	145,100	4,086,353

Japan (concluded)
Fuji Media Holdings, Inc.	1,078	$1,853,135
Hitachi Ltd.	885,000	5,456,768
Ibiden Co. Ltd.	111,400	2,017,929
JGC Corp.	90,000	2,609,220
JX Holdings, Inc.	477,990	2,463,565
KDDI Corp.	541	3,489,941
Kenedix Realty Investment Corp.	342	1,105,757
Komatsu Ltd.	180,000	4,296,840
Mitsubishi Gas Chemical Co., Inc.	521,000	2,961,886
Mitsubishi UFJ Financial Group, Inc.	1,543,400	7,394,237
Monex Group, Inc.	12,219	2,010,989
Nippon Yusen KK	1,182,000	3,126,206
Nissan Motor Co. Ltd.	439,900	4,177,172
ORIX Corp.	29,000	2,702,677
Softbank Corp.	137,600	5,121,974
Sumitomo Corp.	206,600	2,890,707
Sumitomo Mitsui Financial Group, Inc.	199,600	6,593,769
Sumitomo Osaka Cement Co. Ltd.	777,000	2,580,792
Tokio Marine Holdings, Inc.	163,500	4,102,721
Toshiba Corp.	980,000	3,730,230
Toyota Motor Corp.	239,000	9,646,568
Yahoo! Japan Corp.	10,823	3,504,085

		97,606,328
Malaysia — 1.1%
AirAsia Bhd	2,680,500	3,033,873
Philippines — 4.1%
Alliance Global Group, Inc.	11,418,200	3,152,387
Megaworld Corp.	27,616,000	1,447,073
Puregold Price Club, Inc.	5,034,300	3,249,731
Security Bank Corp.	1,153,600	3,919,580

		11,768,771
Singapore — 1.3%
Overseas Union Enterprises Ltd. (b)	2,254,000	3,832,431
South Korea — 7.2%
Hyundai Motor Co.	21,144	4,340,741
Samsung Electronics Co., Ltd.	8,927	9,453,574
Shinhan Financial Group Co. Ltd.	131,749	4,618,798
SNU Precision Co. Ltd. (a)	329,664	2,327,578

		20,740,691
Taiwan — 4.8%
AU Optronics Corp.	5,768,000	2,344,058
Chipbond Technology Corp.	2,203,000	2,975,227
HON HAI Precision Industry Co. Ltd.	1,322,028	3,997,211
MediaTek, Inc.	485,000	4,479,529

		13,796,025
Thailand — 1.4%
Bangkok Bank PCL	333,500	2,028,991
Kasikornbank Public Co. Ltd.	403,600	2,081,106

		4,110,097

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	PHP	Philippine Peso
	AUD	Australian Dollar	THB	Thailand Baht
	HKD	Hong Kong Dollar	USD	US Dollar
	JPY	Japanese Yen

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom — 3.8%
BHP Billiton Plc	387,399	$11,010,823
Total Long-Term Investments (Cost — $262,045,909) – 95.4%		274,403,350

Short-Term Securities
Money Market Funds — 9.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (c)(d)	7,684,237	7,684,237

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.26% (c)(d)(e)	USD 19,006	19,006,496
Total Money Market Funds — 9.3%		26,690,733

	Par (000)
Time Deposits — 0.4%
Hong Kong — 0.1%
JPMorgan Chase & Co., 0.01%, 7/02/12	HKD 1,136	146,367

Japan — 0.3%
Citibank NA, 0.01%, 7/02/12	JPY 86,877	1,086,844
Total Time Deposits — 0.4%		1,233,211
Total Short-Term Securities (Cost — $27,923,944) — 9.7%		27,923,944
Total Investments (Cost — $289,969,853) — 105.1%		302,327,294
Liabilities in Excess of Other Assets — (5.1)%		(14,758,998)

Net Assets — 100.0%		$287,568,296

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	8,173,591	(489,354)	7,684,237	$5,667
BlackRock Liquidity Series, LLC Money Market Series	$11,248,360	$7,758,136	$19,006,496	$292,458

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of June 30, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	44,284	USD	45,161	Citigroup, Inc.	7/03/12	$164
PHP	60,956,758	USD	1,452,735	Brown Brothers Harriman & Co.	7/03/12	(6,034)
PHP	23,597,353	USD	562,377	Brown Brothers Harriman & Co.	7/03/12	(2,336)
PHP	8,528,515	USD	203,253	Brown Brothers Harriman & Co.	7/03/12	(844)
THB	28,565,601	USD	903,403	Brown Brothers Harriman & Co.	7/03/12	(3,982)
USD	3,963,537	HKD	30,744,367	State Street Corp.	7/05/12	587
USD	660,696	JPY	52,543,776	State Street Corp.	7/05/12	3,365
Total						$(9,080)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	9

Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$2,868,973	$29,246,473	—	$32,115,446
China	6,946,077	26,177,469	—	33,123,546
Hong Kong	—	35,930,818	—	35,930,818
India	—	2,943,886	—	2,943,886
Indonesia.	—	4,390,615	—	4,390,615
Japan	—	97,606,328	—	97,606,328
Malaysia	—	3,033,873	—	3,033,873
Philippines	1,447,073	10,321,698	—	11,768,771
Singapore	—	3,832,431	—	3,832,431
South Korea	—	20,740,691	—	20,740,691
Taiwan	—	13,796,025	—	13,796,025
Thailand	—	4,110,097	—	4,110,097
United Kingdom	—	11,010,823	—	11,010,823
Short-Term Securities:
Money Market Funds	7,684,237	19,006,496	—	26,690,733
Time Deposits	—	1,233,211	—	1,233,211

Total	$18,946,360	$283,380,934	—	$302,327,294

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$4,116	—	$4,116
Liabilities:
Foreign currency exchange contracts	—	(13,196)		(13,196)

Total	—	$(9,080)	—	$(9,080)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial reporting purposes. As of June 30, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency	$3,722	—	—	$3,722
Liabilities:
Collateral on securities loaned at value	—	$(19,006,496)	—	(19,006,496)

Total	$3,722	$(19,006,496)	—	$(19,002,774)

There were no transfers between levels during the period ended June 30, 2012.

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $18,113,826) (cost — $263,279,120)	$275,636,561
Investments at value — affiliated (cost — $26,690,733)	26,690,733
Foreign currency at value (cost — $3,759)	3,722
Investments sold receivable	9,575,080
Dividends receivable	1,515,927
Capital shares sold receivable	135,074
Securities lending income receivable — affiliated	53,558
Unrealized appreciation on foreign currency exchange contracts	4,116
Prepaid expenses	6,736

Total assets	313,621,507

Liabilities
Collateral on securities loaned at value	19,006,496
Investments purchased payable	6,275,022
Capital shares redeemed payable	335,337
Investment advisory fees payable	150,112
Service and distribution fees payable	57,398
Unrealized depreciation on foreign currency exchange contracts	13,196
Other affiliates payable	2,144
Other accrued expenses payable	213,506

Total liabilities	26,053,211

Net Assets	$287,568,296

Net Assets Consist of
Paid-in capital	$274,613,144
Undistributed net investment income	5,409,176
Accumulated net realized loss	(4,811,717)
Net unrealized appreciation/depreciation	12,357,693

Net Assets	$287,568,296

Net Asset Value
Institutional — Based on net assets of $114,694,850 and 7,280,682 shares outstanding, 100 million shares authorized, $0.10 par value	$15.75

Investor A — Based on net assets of $130,972,880 and 8,392,001 shares outstanding, 100 million shares authorized, $0.10 par value	$15.61

Investor B — Based on net assets of $3,154,533 and 231,634 shares outstanding, 200 million shares authorized, $0.10 par value	$13.62

Investor C — Based on net assets of $33,749,302 and 2,702,514 shares outstanding, 100 million shares authorized, $0.10 par value	$12.49

Class R — Based on net assets of $4,996,731 and 372,626 shares outstanding, 200 million shares authorized, $0.10 par value	$13.41

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	11

Statement of Operations

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends — unaffiliated	$5,075,254
Interest	2,570
Foreign taxes withheld	(282,846)
Dividends — affiliated	5,667
Securities lending — affiliated	292,458

Total income	5,093,103

Expenses
Investment advisory	1,000,016
Service — Investor A	170,921
Service and distribution — Investor B	18,589
Service and distribution — Investor C	185,653
Service and distribution — Class R	12,732
Transfer agent — Institutional	110,981
Transfer agent — Investor A	109,180
Transfer agent — Investor B	5,852
Transfer agent — Investor C	37,994
Transfer agent — Class R	11,535
Custodian	103,706
Accounting services	49,713
Professional	38,617
Registration	31,883
Printing	28,881
Officer and Directors	5,643
Miscellaneous	29,941

Total expenses	1,951,837
Less fees waived by advisor	(2,930)

Total expenses after fees waived	1,948,907

Net investment income	3,144,196

Realized and Unrealized Gain (loss)
Net realized gain (loss) from:
Investments	9,773,949
Foreign currency transactions	(74,357)

9,699,592

Net change in unrealized appreciation/depreciation on:
Investments	15,545,067
Foreign currency transactions	(1,633)

15,543,434

Total realized and unrealized gain	25,243,026

Net Increase in Net Assets Resulting from Operations	$28,387,222

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Statements of Changes in Net Assets

	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Increase (Decrease) in Net Assets:

Operations
Net investment income	$3,144,196	$5,168,356
Net realized gain (loss)	9,699,592	(659,480)
Net change in unrealized appreciation/depreciation	15,543,434	(95,908,640)

Net increase (decrease) in net assets resulting from operations	28,387,222	(91,399,764)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(1,527,921)
Investor A	—	(842,124)
Investor B	—	(8,451)
Investor C	—	(73,014)
Class R	—	(7,060)
Net realized gain:
Institutional	—	(8,502,605)
Investor A	—	(8,353,559)
Investor B	—	(317,903)
Investor C	—	(2,922,280)
Class R	—	(309,296)

Decrease in net assets resulting from dividends and distributions to shareholders	—	(22,864,213)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(78,612,201)	13,185,906

Redemption Fee
Redemption fee	—	947

Net Assets
Total decrease in net assets	(50,224,979)	(101,077,124)
Beginning of period	337,793,275	438,870,399

End of period	$287,568,296	$337,793,275

Undistributed net investment income	$5,409,176	$2,264,980

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	13

Financial Highlights

	Institutional
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$14.64		$19.73	$19.43	$14.71	$28.43	$29.01

Net investment income[1]	0.17		0.28	0.36	0.26	0.47	0.44
Net realized and unrealized gain (loss)	0.94		(4.31)[2]	2.52 [2]	4.75 [2]	(10.67)[2]	2.94 [2]

Net increase (decrease) from investment operations	1.11		(4.03)	2.88	5.01	(10.20)	3.38

Dividends and distributions from:
Net investment income	—		(0.15)	(0.26)	(0.29)	(0.23)	(0.46)
Net realized gain	—		(0.91)	(2.32)	—	(3.29)	(3.50)

Total dividends and distributions	—		(1.06)	(2.58)	(0.29)	(3.52)	(3.96)

Net asset value, end of period	$15.75		$14.64	$19.73	$19.43	$14.71	$28.43

Total Investment Return[3]
Based on net asset value	7.58%	[4]	(20.96)%	15.92%	34.10%	(36.13)%	11.94%

Ratios to Average Net Assets
Total expenses	0.92%	[5]	0.92%	0.91%	0.97%	0.88%	0.88%

Total expenses after fees waived	0.92%	[5]	0.92%	0.91%	0.97%	0.88%	0.88%

Net investment income	2.07%	[5]	1.60%	1.89%	1.57%	2.03%	1.44%

Supplemental Data
Net assets, end of period (000)	$114,695		$162,425	$161,431	$196,067	$168,030	$344,722

Portfolio turnover	57%		149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2012 (Unaudited)	Year Ended December 31,
		2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$14.52	$19.56	$19.29	$14.61	$28.24	$28.84

Net investment income[1]	0.15	0.23	0.32	0.22	0.40	0.36
Net realized and unrealized gain (loss)	0.94	(4.27)[2]	2.48 [2]	4.71 [2]	(10.58)[2]	2.95 [2]

Net increase (decrease) from investment operations	1.09	(4.04)	2.80	4.93	(10.18)	3.31

Dividends and distributions from:
Net investment income	—	(0.09)	(0.21)	(0.25)	(0.16)	(0.41)
Net realized gain	—	(0.91)	(2.32)	—	(3.29)	(3.50)

Total dividends and distributions	—	(1.00)	(2.53)	(0.25)	(3.45)	(3.91)

Net asset value, end of period	$15.61	$14.52	$19.56	$19.29	$14.61	$28.24

Total Investment Return[3]
Based on net asset value	7.51%[4]	(21.17)%	15.63%	33.79%	(36.32)%	11.76%

Ratios to Average Net Assets
Total expenses	1.18%[5]	1.17%	1.16%	1.19%	1.16%	1.09%

Total expenses after fees waived	1.18%[5]	1.17%	1.16%	1.19%	1.16%	1.09%

Net investment income	1.93%[5]	1.31%	1.68%	1.35%	1.73%	1.15%

Supplemental Data
Net assets, end of period (000)	$130,973	$131,285	$200,191	$201,637	$166,829	$358,163

Portfolio turnover	57%	149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	15

Financial Highlights (continued)

	Investor B
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$12.73		$17.34	$17.36	$13.17	$25.89	$26.64

Net investment income[1]	0.06		0.07	0.14	0.08	0.20	0.15
Net realized and unrealized gain (loss)	0.83		(3.75)[2]	2.20 [2]	4.21 [2]	(9.63)[2]	2.67 [2]

Net increase (decrease) from investment operations	0.89		(3.68)	2.34	4.29	(9.43)	2.82

Dividends and distributions from:
Net investment income	—		(0.02)	(0.06)	(0.10)	—	(0.07)
Net realized gain	—		(0.91)	(2.30)	—	(3.29)	(3.50)

Total dividends and distributions	—		(0.93)	(2.36)	(0.10)	(3.29)	(3.57)

Net asset value, end of period	$13.62		$12.73	$17.34	$17.36	$13.17	$25.89

Total Investment Return[3]
Based on net asset value	6.99%	[4]	(21.81)%	14.68%	32.61%	(36.78)%	10.86%

Ratios to Average Net Assets
Total expenses	2.09%	[5]	2.02%	1.98%	2.05%	1.93%	1.89%

Total expenses after fees waived	2.09%	[5]	2.02%	1.98%	2.05%	1.93%	1.89%

Net investment income	0.93%	[5]	0.46%	0.85%	0.55%	0.96%	0.52%

Supplemental Data
Net assets, end of period (000)	$3,155		$3,925	$8,492	$11,570	$14,317	$41,552

Portfolio turnover	57%		149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$11.66		$15.97	$16.20	$12.31	$24.53	$25.53

Net investment income[1]	0.07		0.08	0.14	0.08	0.21	0.11
Net realized and unrealized gain (loss)	0.76		(3.46)[2]	2.04 [2]	3.96 [2]	(9.14)[2]	2.59 [2]

Net increase (decrease) from investment operations	0.83		(3.38)	2.18	4.04	(8.93)	2.70

Dividends and distributions from:
Net investment income	—		(0.02)	(0.09)	(0.15)	—	(0.20)
Net realized gain	—		(0.91)	(2.32)	—	(3.29)	(3.50)

Total dividends and distributions	—		(0.93)	(2.41)	(0.15)	(3.29)	(3.70)

Net asset value, end of period	$12.49		$11.66	$15.97	$16.20	$12.31	$24.53

Total Investment Return[3]
Based on net asset value	7.12%	[4]	(21.81)%	14.72%	32.82%	(36.79)%	10.87%

Ratios to Average Net Assets
Total expenses	1.98%	[5]	1.96%	1.93%	1.98%	1.89%	1.85%

Total expenses after fees waived	1.98%	[5]	1.96%	1.93%	1.98%	1.89%	1.85%

Net investment income	1.11%	[5]	0.52%	0.90%	0.57%	1.03%	0.42%

Supplemental Data
Net assets, end of period (000)	$33,749		$35,599	$62,452	$69,247	$62,527	$153,969

Portfolio turnover	57%		149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	17

Financial Highlights (concluded)

	Class R
	Six Months Ended June 30, 2012 (Unaudited)		Year Ended December 31,
			2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$12.51		$17.01	$17.11	$13.01	$25.70	$26.63

Net investment income[1]	0.10		0.11	0.19	0.11	0.24	0.14
Net realized and unrealized gain (loss)	0.80		(3.68)[2]	2.17 [2]	4.16 [2]	(9.58)[2]	2.77 [2]

Net increase (decrease) from investment operations	0.90		(3.57)	2.36	4.27	(9.34)	2.91

Dividends and distributions from:
Net investment income	—		(0.02)	(0.14)	(0.17)	(0.06)	(0.34)
Net realized gain	—		(0.91)	(2.32)	—	(3.29)	(3.50)

Total dividends and distributions	—		(0.93)	(2.46)	(0.17)	(3.35)	(3.84)

Net asset value, end of period	$13.41		$12.51	$17.01	$17.11	$13.01	$25.70

Total Investment Return[3]
Based on net asset value	7.19%	[4]	(21.58)%	14.97%	32.88%	(36.67)%	11.23%

Ratios to Average Net Assets
Total expenses	1.73%	[5]	1.74%	1.71%	1.80%	1.73%	1.55%

Total expenses after fees waived	1.73%	[5]	1.74%	1.71%	1.80%	1.73%	1.55%

Net investment income	1.44%	[5]	0.74%	1.11%	0.75%	1.17%	0.50%

Supplemental Data
Net assets, end of period (000)	$4,997		$4,559	$6,305	$5,108	$3,592	$6,076

Portfolio turnover	57%		149%	124%	136%	86%	22%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

18	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions,

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	19

Notes to Financial Statements (continued)

transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over the counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

20	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge, or protect its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	21

Notes to Financial Statements (continued)

counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2012
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$4,116	Unrealized depreciation on foreign currency exchange contracts	$(13,196)

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2012
Net Realized Loss
Foreign currency exchange contracts:
Foreign currency transactions	$(132,891)
Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions	$(9,080)

For the six months ended June 30, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	1
Average number of contracts — US dollars sold	3
Average US dollar amounts purchased	$2,312,117
Average US dollar amounts sold	$1,583,465

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First 1 billion	0.60%
$1 billion — $3 billion	0.56%
$3 billion — $5 billion	0.54%
$5 billion — $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a

22	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)

percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2012, the Fund reimbursed the Manager $2,127 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution Plans with, BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2012, the Fund paid the following to affiliates in return for these services, which is included in transfer agent in the Statement of Operations:

Institutional	$4
Investor A	$193

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2012, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$4,401
Investor A	$3,851
Investor B	$221
Investor C	$950
Class R	$245

For the six months ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,921.

For the six months ended June 30, 2012, affiliates received CDSCs as follows:

Investor A	$485
Investor B	$3,998
Investor C	$1,955

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund is shown as securities lending — affiliated in the Statement of Operations. For the six months ended June 30, 2012, BIM received $157,456 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2012, were $184,041,155 and $263,402,602, respectively.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	23

Notes to Financial Statements (continued)

5. Income Tax Information:

As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$296,296,651

Gross unrealized appreciation	$28,689,711
Gross unrealized depreciation	(22,659,068)

Net unrealized appreciation	$6,030,643

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2011. The Fund did not borrow under the credit agreement during the six months ended June 30, 2012.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries

As of June 30, 2012, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	18%
Automobiles	9
Metals & Mining	9
Real Estate Management & Development	8
Semiconductors & Semiconductor Equipment	6
Electronic Equipment, Instruments & Components	6
Other[1]	44

[1]	All other industries held were each less than 5% of long-term investments.

24	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	302,903	$4,921,235	4,083,435	$71,124,479
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	559,214	8,983,525
Shares redeemed	(4,118,876)	(67,914,815)	(1,729,877)	(30,317,300)

Net increase (decrease)	(3,815,973)	$(62,993,580)	2,912,772	$49,790,704

Notes to Financial Statements (concluded)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	553,000	$8,862,864	786,571	$14,049,283
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	489,088	8,046,652
Shares redeemed	(1,203,011)	(19,095,602)	(2,470,099)	(43,441,015)

Net decrease	(650,011)	$(10,232,738)	(1,194,440)	$(21,345,080)

Investor B
Shares sold	1,805	$25,020	3,235	$51,355
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	20,130	297,214
Shares redeemed and automatic conversion of shares	(78,607)	(1,101,715)	(204,679)	(3,136,375)

Net decrease	(76,802)	$(1,076,695)	(181,314)	$(2,787,806)

Investor C
Shares sold	124,306	$1,578,102	212,068	$3,176,219
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	203,530	2,730,531
Shares redeemed	(473,839)	(6,024,028)	(1,274,202)	(18,140,200)

Net decrease	(349,533)	$(4,445,926)	(858,604)	$(12,233,450)

Class R
Shares sold	109,581	$1,526,113	164,938	$2,503,071
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	22,319	316,356
Shares redeemed	(101,430)	(1,389,375)	(193,322)	(3,057,889)

Net increase (decrease)	8,151	$136,738	(6,065)	$(238,462)

Total Net Increase (Decrease)	(4,884,168)	$(78,612,201)	672,349	$13,185,906

Prior to April 1, 2011, there was a 2% redemption fee on shares redeemed or exchanged that have been held 30 days or less. The redemption fees were collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees were recorded as a credit to paid-in-capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend in the following amounts per share on July 20, 2012 to shareholders of record on July 18, 2012:

Dividend Per Share
Institutional	$0.1486
Investor A	$0.1486
Investor B	$0.1486
Investor C	$0.1486
Class R	$0.1486

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Pacific Fund, Inc. (the “Fund”) met on April 17, 2012 and May 15-16, 2012 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 17, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees

26	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 17, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 17, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 15-16, 2012 Board meeting.

At an in-person meeting held on May 15-16, 2012, the Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 17, 2012 meeting, the Board worked with its independent counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund performed below the median of its Lipper Performance Universe in the one- and three-year periods reported, but that the Fund performed at or above the median of its Lipper Performance Universe in the five-year period reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared with its Peers. The Board was informed that, among other things, market sentiment turned negative in the second quarter of 2011 as investors became increasingly concerned that the Chinese economy would fall victim to a policy-induced “hard landing.” Shares fell sharply across the board and the portfolio management team took advantage of the weakness to add exposure, as the portfolio management team believed that there was upside potential in the latter part of the year. Valuations were historically cheap while earnings remained firm. Although stock selection improved considerably in the third quarter, this was offset by the overweight in China as the market continued to underperform. The sell-off was broad based, with solar energy, health care, cement makers and ship builders amongst the Fund’s worst relative performers.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

28	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund, for a one-year term ending June 30, 2013 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	29

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director

Rodney D. Johnson, Co-Chairman of the Board and Director

David O. Beim, Director

Paul L. Audet, Director

Henry Gabbay, Director

Dr. Matina Horner, Director

Herbert I. London, Director

Ian A. MacKinnon, Director1

Cynthia A. Montgomery, Director

Joseph P. Platt, Jr., Director

Robert C. Robb, Jr., Director

Toby Rosenblatt, Director

Kenneth L. Urish, Director

Frederick W. Winter, Director

John Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary2

[1]	Effective May 15, 2012, Ian A. MacKinnon became a Director of the Fund.

[2]	Effective May 16, 2012, Ira P. Shapiro resigned as Secretary of the Fund and Benjamin Archibald became Secretary of the Fund.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Plainsboro, NJ 08536

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

30	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	31

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK PACIFIC FUND, INC.	JUNE 30, 2012

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#PAC-6/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date:	September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date:	September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date:	September 4, 2012